UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 018 272 7799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2025, at a meeting (the “Meeting”) of the board of directors (the “Board”) of Graphjet Technology (the “Company”), Aiden Lee Ping Wei resigned from his positions as Chief Executive Officer and member of the Board of the Company (the “CEO Resignation”). The resignation from Mr. Lee’s positions is not the result of any disagreement with the Company’s operations, policies, or practices. He will remain with the Company as an advisor.

At the Meeting, in order to fill the vacancy created by the CEO Resignation, the Board appointed Chris Lai Ther Wei, who had previously been appointed to the positions of Deputy Chief Executive Officer and Chief Financial Officer of the Company, as Chief Executive Officer and as a member of the Board.

Prior to joining the Company, he served as Director at Mercury Securities Sdn Bhd from June 2019 until October 2021 and then Director, Head of Capital Markets, from November 2021 to February 2025. Since 2017, he has advised companies on corporate finance at several notable investment banks in Malaysia, including RHB Investment Bank Berhad and OSK Investment Bank Berhad. During this time, he provided a diverse range of corporate finance advisory services including initial public offering, secondary fund raising, mergers and acquisitions, privatization, independent advice and valuation.

He graduated with a Diploma in Business Studies (Accounting) from Kolej Tunku Abdul Rahman in 2002 and a Bachelor of Science in Applied Accounting from Oxford Brookes University in 2006. He was admitted as a member of the ACCA (UK) on June 30, 2008 and became an ACCA (UK) Fellow on June 30, 2013.

In connection with Chris Lai Ther Wei’s appointment as Chief Executive Officer and Chief Financial Officer of the Company, he will receive the following compensation:

●	an initial base salary of RM 300,000 per year;

●	an initial allowance of RM 400,000 per year; and

●	an amount of the Company’s Class A ordinary shares, par value $0.0001 per share, equal to RM 500,000.

There are no arrangements or understandings between Chris Lai Ther Wei and any other person pursuant to which he was appointed, nor are there any family relationships between him and any director or executive officer of the Company. He has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: April 10, 2025	By:	/s/ Chris Lai
	Name:	Chris Lai
	Title:	Chief Executive Officer

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